EXHIBIT 10.5

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of January 16, 2014, is among ELIZABETH ARDEN, INC., a Florida corporation (the "Borrower"), the banks party hereto, JPMORGAN CHASE BANK, N.A. (formerly JPMorgan Chase Bank), as the administrative agent (the "Administrative Agent"), and Bank OF AMERICA, N.A. (successor in interest by merger to Fleet National Bank), as the collateral agent (the "Collateral Agent", and together with the Administrative Agent, the "Agents").

RECITALS:

          A.      The Borrower, the Administrative Agent, the Collateral Agent and the banks party thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of January 21, 2011 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 12, 2012 and as the same may be further amended or otherwise modified, the "Agreement").

         B.      The Borrower has informed the Administrative Agent, the Collateral Agent and the Banks that the Borrower desires the ability to increase the principal amount of the Senior Notes due under the Indenture by up to $150,000,000 (the "Indenture Increase") to an aggregate principal amount of up to $400,000,000, with the Net Proceeds of any such Indenture Increase to be used first to repay the Second Lien Loan and then to repay the Loans.

          C.      The Borrower and the Guarantors have requested that the Agents and the Banks amend certain provisions of the Agreement to permit the Indenture Increase and the Agents and the Banks party hereto have agreed to do so on and subject to the terms set forth herein.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE I Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II Amendments

Section 2.1. Amendments to Section 1.1 (Definitions) of the Agreement.

(a) The definition of the term "Indenture" contained in Section 1.01 of the Agreement is amended in its entirety to read as follows:

          "Indenture" shall mean the Indenture dated as of January 21, 2011 among the Borrower and U.S. Bank National Association, as trustee, relating to the 7.375% Senior Notes due 2021 in a principal amount of up to $400,000,000. To the extent that any terms defined in an Indenture are incorporated herein as therein defined, such definitions shall be incorporated herein as set forth in such Indenture as of January 16, 2014, without giving effect to any amendment or other modification thereto unless modified for purposes of such incorporation, with the consent of the Required Banks.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT Page 1

(b) The following definition is added to Section 1.01 of the Agreement in its proper alphabetical order:

"Indenture Increase Net Proceeds" has the meaning specified in Section 5.23.

Section 2.2. Addition of Section 5.23 to the Agreement. The following Section is hereby added to the end of Article V of the Agreement:

          Section 5.23    Indenture Increase. Notwithstanding anything to the contrary contained in Section 2.11(b)(ii), concurrently with any increase of the principal amount of the Indenture in excess of $250,000,000, the Borrower shall (a) first, subject to terms and provisions of Section 5.21, make a one-time prepayment of the Second Lien Loan in an amount equal to the lesser of (i) the Net Proceeds resulting from such increase (the "Indenture Increase Net Proceeds") or (ii) the unpaid balance of the Second Lien Loan, and (b) then, to the extent the Indenture Increase Net Proceeds exceed the amount of the Second Lien Loan or such prepayment of the Second Lien Loan is prohibited by Section 5.21, Borrower shall make a one-time prepayment of the Loans in an amount equal to the lesser of (i) the excess of such Indenture Increase Net Proceeds or (ii) the unpaid balance of the Loans.

ARTICLE III Conditions Precedent

         Section 3.1    Conditions. The effectiveness of Article II of this Amendment is subject to the satisfaction of the following conditions precedent (the date upon which such conditions precedent are satisfied, the "Effective Date"):

(a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, the Guarantors and the Required Banks;

(b) The Administrative Agent shall have received a true, correct and complete copy of any documents or agreements that institute the Indenture Increase;

                    (c)    The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects (which materiality exception will not apply to representations qualified by materiality standards) as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to an earlier date (which representations and warranties shall be true and correct in all material respects as of such earlier date); and

(d) No Default shall exist.

ARTICLE IV Miscellaneous

         Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agents and the Banks party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT Page 2

         Section 4.2    Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Banks as follows: (a) no Default exists; and (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects (which materiality exception will not apply to representations qualified by materiality standards) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to an earlier date (which representations and warranties are true and correct in all material respects as of such earlier date).

         Section 4.3    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Bank or any closing shall affect the representations and warranties or the right of any Agent or any Bank to rely upon them.

         Section 4.4    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.5    Expenses of Administrative Agent. To the extent set forth in Section 9.3 of the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable costs and fees of the Administrative Agent's legal counsel.

         Section 4.6    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.7    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.

         Section 4.8    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, each Bank, the Borrower, each Guarantor and their respective successors and assigns, except neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks. Any assignment in violation of this Section 4.8 shall be void.

         Section 4.9    Effectiveness; Counterparts. This Amendment shall become effective when the Administrative Agent shall have received this Amendment duly executed by the Borrower, the collateral Agent, the Guarantors and the Banks. This Amendment may be executed in one or more counterparts and on telecopy or other electronic counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.10 Effect of Waiver. No consent or waiver, express or implied, by any Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT Page 3

Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 4.11 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.12    ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 4.13    Required Banks. Pursuant to Section 9.05 of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means Banks having more than fifty percent (50%) of the Commitments, or if the Commitments have been terminated, Banks with Committed Exposure of more than fifty percent (50%) of the aggregate Committed Exposure (such percentage applicable to a Bank, herein such Bank's "Required Bank Percentage"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on Schedule 4.13 hereto.

Executed as of the date first written above.

ELIZABETH ARDEN, INC., as the Borrower

By:	/s/ Marcey Becker
Marcey Becker
Senior Vice President, Finance & Corporate Development

JPMORGAN CHASE BANK, N.A. (formerly JPMorgan Chase Bank), individually as a Bank, an Issuing Bank and as Administrative Agent

By:	/s/ Christy L. West
Christy L. West, Authorized Officer

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 4

BANK OF AMERICA, N.A. (successor in interest by merger to Fleet National Bank), as Collateral Agent and a Bank

By:	/s/ Seth Tyminski
Seth Tyminski
VP

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 5

OTHER BANKS:

WELLS FARGO CAPITAL FINANCE, LLC (successor in interest to Wachovia Bank, National Association)

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 6

PNC BANK, NATIONAL ASSOCIATION (successor in interest to National City Business Credit, Inc.)

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 7

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher Fudge
Name:	Christopher Fudge
Title:	VP

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 8

HSBC BANK USA, N.A.

By:	/s/ Alan Zinser
Name:	Alan Zinser
Title:	SVP

HSBC BANK Plc

By:
Name:
Title:

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 9

HARRIS, N.A.

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Director

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 10

CONSENT OF GUARANTORS AND REAFFIRMATION OF LOAN DOCUMENTS

          Each of the Guarantors consent and agree to this Amendment (including without limitation, the provisions of Sections 4.1 and 4.2 hereof) and agree that (i) the obligations secured by the Security Agreement and guaranteed under the Guarantee Agreement include without limitation, the "Obligations" as defined in the Agreement and (ii) all the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

FD MANAGEMENT, INC.
DF ENTERPRISES, INC.
ELIZABETH ARDEN INTERNATIONAL
HOLDING, INC., (formerly FFI International, Inc.)
RDEN MANAGEMENT, INC.
ELIZABETH ARDEN (FINANCING), INC.
ELIZABETH ARDEN TRAVEL RETAIL, INC.

By:	/s/ Marcey Becker
Marcey Becker
Vice President of each Guarantor

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT    Page 11

Schedule 4.13
to
Elizabeth Arden, Inc.
Second Amendment to Third Amended and Restated Credit Agreement
Required Bank Percentage

Name of Bank	Required Bank Percentage	Banks Agreeing to Second Amendment (insert % from prior column if Lender signs this Amendment then total percentages in this column)
JPMorgan Chase Bank, N.A.	23.333333333%	23.333333333%
Bank of America, N.A.	20.000000000%	20.000000000%
HSBC Bank USA, N.A.	8.500000000%	8.500000000%
HSBC Bank PLC	5.666666667%
Wells Fargo Capital Finance, LLC	14.166666667%	14.166666667%
U.S. Bank National Association	13.333333333%	13.333333333%
Harris, N.A.	10.000000000%	10.000000000%
PNC Bank, National Association	5.000000000%
TOTAL	100.000%	89.333333333%